Exhibit 99.5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Comm 2005-LP5 CDR Stress Runs

AJ                                              117,014,000.00

PX                                  117.398911      100.498325    86.485968
YLD                                       3.13            5.13         7.13
NO PREAY STRESS

                                        Min 0
           Fwd LIBOR/Swap Shift        -200 bp              bp       200 bp

             Loss Severity: 40%
      Recovery Delay: 12 months
         % Cum Loss Yield Break           2.16%           0.66%        0.00%
              CDR - Yield Break           6.99            6.92         6.03
% Cum Loss 1st $ Principal Loss           0.02%           0.02%        0.02%
     CDR - 1st $ Principal Loss           6.89            6.89         6.89

             Loss Severity: 50%
      Recovery Delay: 12 months
         % Cum Loss Yield Break           2.59%           0.78%        0.00%
              CDR - Yield Break           5.30            5.24         4.38
% Cum Loss 1st $ Principal Loss           0.18%           0.18%        0.18%
     CDR - 1st $ Principal Loss           5.22            5.22         5.22

             Loss Severity: 60%
      Recovery Delay: 12 months
         % Cum Loss Yield Break           3.13%           1.19%        0.00%
              CDR - Yield Break           4.28            4.23         3.40
% Cum Loss 1st $ Principal Loss           0.02%           0.02%        0.02%
     CDR - 1st $ Principal Loss           4.20            4.20         4.20

             Loss Severity: 70%
         % Cum Loss Yield Break           3.45%           1.07%        0.00%
              CDR - Yield Break           3.59            3.54         2.78
% Cum Loss 1st $ Principal Loss           0.11%           0.11%        0.11%
     CDR - 1st $ Principal Loss           3.52            3.52         3.52


F                                          23,403,000.00

                                  115.04588    98.646764   85.046093
                                       3.63         5.63        7.63
NO PREAY STRESS

                                     Min 0
           Fwd LIBOR/Swap Shift     -200 bp           bp      200 bp

             Loss Severity: 40%
      Recovery Delay: 12 months
         % Cum Loss Yield Break       12.33%        3.48%       0.00%
              CDR - Yield Break        2.45         2.39        1.36
% Cum Loss 1st $ Principal Loss        0.52%        0.52%       0.52%
     CDR - 1st $ Principal Loss        2.37         2.37        2.37

             Loss Severity: 50%
      Recovery Delay: 12 months
         % Cum Loss Yield Break       11.42%        3.76%       0.00%
              CDR - Yield Break        1.92         1.88        1.05
% Cum Loss 1st $ Principal Loss        1.84%        1.84%       1.84%
     CDR - 1st $ Principal Loss        1.87         1.87        1.87

             Loss Severity: 60%
      Recovery Delay: 12 months
         % Cum Loss Yield Break       13.44%        4.03%       0.00%
              CDR - Yield Break        1.59         1.55        0.86
% Cum Loss 1st $ Principal Loss        1.67%        1.67%       1.67%
     CDR - 1st $ Principal Loss        1.54         1.54        1.54

             Loss Severity: 70%
         % Cum Loss Yield Break       12.95%        4.58%       0.00%
              CDR - Yield Break        1.35         1.32        0.73
% Cum Loss 1st $ Principal Loss        1.79%        1.79%       1.79%
     CDR - 1st $ Principal Loss        1.31         1.31        1.31


G                                           14,893,000.00

                                  114.159661    97.900430   84.415796
                                        3.73         5.73        7.73
NO PREAY STRESS

                                      Min 0
           Fwd LIBOR/Swap Shift      -200 bp           bp      200 bp

             Loss Severity: 40%
      Recovery Delay: 12 months
         % Cum Loss Yield Break        13.55%        3.98%       0.00%
              CDR - Yield Break         2.00         1.96        0.91
% Cum Loss 1st $ Principal Loss         1.58%        1.58%       1.58%
     CDR - 1st $ Principal Loss         1.95         1.95        1.95

             Loss Severity: 50%
      Recovery Delay: 12 months
         % Cum Loss Yield Break        14.56%        5.32%       0.00%
              CDR - Yield Break         1.58         1.55        0.71
% Cum Loss 1st $ Principal Loss         2.23%        2.23%       2.23%
     CDR - 1st $ Principal Loss         1.54         1.54        1.54

             Loss Severity: 60%
      Recovery Delay: 12 months
         % Cum Loss Yield Break        12.99%        5.45%       0.00%
              CDR - Yield Break         1.30         1.28        0.58
% Cum Loss 1st $ Principal Loss         1.68%        1.68%       1.68%
     CDR - 1st $ Principal Loss         1.27         1.27        1.27

             Loss Severity: 70%
         % Cum Loss Yield Break        14.36%        5.45%       0.00%
              CDR - Yield Break         1.11         1.09        0.49
% Cum Loss 1st $ Principal Loss         0.98%        0.98%       0.98%
     CDR - 1st $ Principal Loss         1.08         1.08        1.08


Assumptions
Assumed Principal and Yield Loss CDR break by 0.01 CDR Yield Loss Drop was caused by yield loss greater than 1 bp